UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 29, 2021
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.
On July 29, 2021, PBF Energy Inc. (the “Company”) issued a press release announcing the Company's financial and operating results for the second quarter ended June 30, 2021, which include the operating results of its consolidated indirect subsidiaries, PBF Energy Company LLC and PBF Holding Company LLC. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report is being “furnished” pursuant to Item 2.02 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Accordingly, the information in Item 2.02 of this Current Report, including the press release (Exhibit 99.1), will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release announcing second quarter results, dated July 29, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2021	PBF Energy Inc.
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial
Officer

Date:	July 29, 2021	PBF Energy Company LLC
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial
Officer

Date:	July 29, 2021	PBF Holding Company LLC
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial
Officer